Premises and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Premises and Equipment

NOTE 6. PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2013	2012
Land	$1,281,805	$1,359,497
Buildings and improvements	8,954,238	9,172,868
Furniture and equipment	4,933,940	4,542,210
	15,169,983	15,074,575
Accumulated depreciation	(6,579,622)	(6,112,352)
	$8,590,361	$8,962,223

Depreciation expense was $496,349 and $502,681 for the years ended December 31, 2013 and 2012, respectively.

Leases

The Company has an operating sublease agreement for the rental of a branch banking facility at Hartsfield Jackson Atlanta International Airport. The sublease agreement covers approximately 475 square feet of space located in the main terminal of the airport. The sub lessor agreed to pay the Company’s obligations under the sublease with the exception of the Company’s pro rata share of actual maintenance and operating costs for the Bank center (currently estimated at $25 per square foot per year). The lease calls for lease payments of $1,000 per month and has a term of five years.

The Company also has an operating lease agreement for the rental of an ATM location inside a retail shopping center in Albany, Georgia. The lease calls for lease payments of $950 per month and has a lease term of three years.

The following represents the minimum monthly lease payments under noncancelable operating leases:

2014	14,850
2015	12,000
2016	12,000
2017	5,000
Total	$43,850

Total rental expense for the years ended December 31, 2013 and 2012 was $77,652 and $71,033, respectively.